THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Select B-Share

Supplement dated August 9, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement to your summary prospectus outlines important changes that become effective on and after August 19, 2024.  These changes are related to Appendix B – Investment Requirements. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 19, 2024 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit. The Lincoln Hedged S&P 500 Conservative Fund, Lincoln Hedged S&P 500 Fund and Lincoln Opportunistic Hedged Equity Fund will be added to the list of funds you may allocate 100% of your Account Value.

The following changes apply to Investment Requirements for other Living Benefit Riders. If you elect Lincoln ProtectedPay Select Core®, Lincoln Market Select® Advantage or 4LATER® Select Advantage, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from Lincoln Market Select® Advantage. The Lincoln Hedged S&P 500 Conservative Fund, Lincoln Hedged S&P 500 Fund and Lincoln Opportunistic Hedged Equity Fund will be added to the list of funds in Group 2 and to the list of funds among which you may allocate 100% of your Contract Value or Account Value.

Please retain this Supplement for future reference.